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                                  EXHIBIT 99.1

   CERTIFICATION PURSUANT TO 18 U.S.C. (S)1350, AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Patterson Dental Company, (the "Company") on Form 10-K for the period ended April 26, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter
L. Frechette, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. (S)1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                          /s/ PETER L. FRECHETTE

                                          Peter L. Frechette
                                          Chairman and Chief Executive Officer
                                          July 22, 2003